SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐      Preliminary Proxy Statement

☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒     Definitive Proxy Statement

☐      Definitive Additional Materials

☐      Soliciting Material Pursuant to § 240.14a-12

Carver Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒     No fee required.

☐      Fee paid previously with preliminary materials.

☐      Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

July 28, 2023

Dear Stockholder:

You are cordially invited to participate in the annual meeting of stockholders of Carver Bancorp, Inc. (“Carver” or the “Company”), the holding company for Carver Federal Savings Bank, which will be held on Thursday, September 14, 2023, and any adjournment or postponement thereof (the “Annual Meeting”). This year’s Annual Meeting will be a virtual meeting of stockholders, which will be conducted via live webcast. You will be able to participate in this year’s Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CARV2023.

We are furnishing proxy materials to our stockholders primarily via the Internet by mailing a Notice of Internet Availability of Proxy Materials (the “Notice”), instead of mailing printed copies of those materials to each stockholder. The Notice directs stockholders to a website where they can access our proxy materials, including our Proxy Statement and our Annual Report, and view instructions on how to vote via the Internet or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to these materials electronically unless you elect otherwise.

The enclosed proxy is solicited by the Board of Directors of Carver for use at the Annual Meeting and at any adjournment thereof. This Proxy Statement is first being made available to stockholders on or about July 28, 2023. Stockholders may submit a proxy to vote at the Annual Meeting by following the instructions on the Notice, via the Internet, by telephone, or (if they have received paper copies of the proxy materials) by returning a proxy card.

The Annual Meeting is being held so that stockholders may consider the election of three directors, the ratification of the appointment of BDO USA, LLP as Carver’s independent registered public accounting firm for the fiscal year ending March 31, 2024, and the consideration of an advisory, non-binding resolution, with respect to the executive compensation described in the Proxy Statement.

The Board of Directors of Carver has determined that the matters to be considered at the Annual Meeting are in the best interests of Carver and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you vote “FOR” each of the proposals to be presented at the Annual Meeting.

The Board of Directors, management, and employees of Carver thank you for your ongoing support and continued interest in Carver. We hope that you will join us online at the Annual Meeting.

Sincerely yours,

/s/ Michael T. Pugh
Michael T. Pugh President and Chief Executive Officer

CARVER BANCORP, INC.
75 West 125th Street
New York, New York 10027-4512

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 14, 2023

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Carver Bancorp, Inc. (“Carver” or the “Company”) will be held on September 14, 2023 at 10:00 a.m. This year’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CARV2023. Because the Annual Meeting is virtual and being conducted via live webcast, stockholders will not be able to attend the Annual Meeting in person. Details regarding how to participate in the meeting online and the business to be conducted at the Annual Meeting are more fully described in the proxy statement.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

1.	To elect three directors, to each serve for a three-year term and until their respective successor(s) has been elected and qualified;

2.	To ratify the appointment of BDO USA, LLP as independent auditors for Carver for the fiscal year ending March 31, 2024; and

3.	An advisory (non-binding) resolution to approve the compensation of our Named Executive Officers as described in the proxy statement.

If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time, place, or both for the purpose of soliciting additional proxies or otherwise, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment. As of the date of the proxy statement, Carver’s management is not aware of any other such business.

The Board of Directors has fixed July 20, 2023 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only stockholders of Carver as of the close of business on the record date will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Carver Federal Savings Bank, 75 West 125th Street, New York, New York, for a period of twenty (20) days prior to the Annual Meeting. If you want to inspect the stockholder list, please contact Carver’s Corporate Secretary at (212) 360-8860.

We encourage you to vote your shares in advance by following the voting instructions provided. Every vote is important and we look forward to hearing from you.

By Order of the Board of Directors

/s/ Isaac Torres
Isaac Torres
SVP, General Counsel and Corporate Secretary

July 28, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 14, 2023

The Notice, Proxy Statement, Proxy Card and 2023 Annual Report on Form 10-K are available at www.proxyvote.com.

2

CARVER BANCORP, INC.
75 West 125th Street
New York, New York 10027-4512

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 14, 2023

GENERAL INFORMATION

General

This proxy statement is being furnished to stockholders of Carver Bancorp, Inc. in connection with the solicitation of proxies by the Board of Directors of Carver to be used at the annual meeting of stockholders that will be held on Thursday, September 14, 2023 at 10:00 a.m., and at any adjournment or postponement thereof (the “Annual Meeting”). This proxy statement and the proxy card are first being made available to stockholders on or about July 28, 2023.

Carver Bancorp, Inc., a Delaware corporation, operates as the savings and loan holding company for Carver Federal Savings Bank. In this proxy statement, we refer to Carver Bancorp, Inc. as “Carver” or the “Company” and Carver Federal Savings Bank as “Carver Federal” or the “Bank.”

Important notice regarding the availability of proxy materials for the September 14, 2023 Annual Meeting of Stockholders: The notice of the annual meeting of stockholders and the proxy statement are available at www.proxyvote.com.

Who Can Vote

The Board of Directors of Carver has fixed the close of business on July 20, 2023 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on the record date will be entitled to vote electronically at the Annual Meeting. As of the close of business on July 20, 2023, the outstanding voting stock of Carver consisted of 4,892,517 shares of common stock, par value $0.01 per share (“Common Stock” or “Voting Stock”).

How Many Votes You Have

Each holder of shares of Common Stock outstanding on July 20, 2023 will be entitled to one vote for each share held of record (other than Excess Shares, as defined below) upon each matter properly submitted at the Annual Meeting. As provided in Carver’s Certificate of Incorporation, record holders of Voting Stock on behalf of a person who beneficially owns in excess of 10% of the outstanding shares of Voting Stock (“Excess Shares”) will be entitled to cast only one-hundredth of one vote per share for each Excess Share. A person or entity is deemed to beneficially own shares owned by an affiliate or associate as well as by persons acting in concert with such person or entity. Carver’s Certificate of Incorporation authorizes the Board of Directors to interpret and apply the provisions of the Certificate of Incorporation and Bylaws governing Excess Shares and to determine on the basis of information known to it after reasonable inquiry of all facts necessary to ascertain compliance with the Certificate of Incorporation, including, without limitation: (1) the number of shares of Voting Stock beneficially owned by any person or purported owner; (2) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner; and (3) whether a person or purported owner has an agreement or understanding with any person or purported owner as to the voting or disposition of any shares of Voting Stock.

How You Can Vote

We are making our proxy materials available to our stockholders on the Internet. You may read, print and download our 2023 Annual Report to Stockholders and our Proxy Statement at www.proxyvote.com (or through the Investor Relations link located at the top right of the page of our website at www.carverbank.com). On or about July 28, 2023, we mailed a Notice to Stockholders containing instructions on how to access our proxy materials and vote online. On an ongoing basis, stockholders may request to receive proxy materials in printed form by mail or electronically by email.

Registered stockholders can vote online by visiting www.virtualshareholdermeeting.com/CARV2023 and following the on-screen instructions. The Notice previously provided to you contains the necessary codes required to vote online or by telephone. If you wish to vote by telephone, please call 1-800-690-6903 using a touch-tone phone and follow the prompted instructions. You may also vote by mail by requesting a paper proxy card using the instructions provided in the Notice. Finally, you may vote during the virtual Annual Meeting.

If you are a stockholder whose shares are not registered in your own name, see the below section “Important Information Regarding Record Ownership, Beneficial Ownership and Voting at the Annual Meeting” for more information.

You may vote your shares by Internet, telephone, regular mail or at the virtual Annual Meeting. Each of these voting options is described on your proxy card or Notice. You should complete and return your proxy card, or vote using the Internet or telephone voting options, in order to ensure that your vote is counted at the Annual Meeting, or at any adjournment of the Annual Meeting, regardless of whether you plan to attend the virtual Annual Meeting. If you return your signed proxy card or use telephone voting before the Annual Meeting, the named proxies will vote your shares as you direct. You have three choices on each matter to be voted on. For example, for the election of directors, you may (1) vote “FOR” all the nominees, (2) “WITHHOLD” authority for all nominees or (3) Vote “FOR ALL EXCEPT.” See “Proposal One—Election of Directors.” For Proposals Two and Three, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting.

If you send in your proxy card or use telephone voting, but do not specify how you want to vote your shares, the named proxies will vote “FOR” the nominees for election as director (“Proposal One”), “FOR” the ratification of the appointment of BDO USA, LLP, as independent auditors for Carver for the fiscal year ending March 31, 2024 (“Proposal Two”) and “FOR” the advisory (non-binding) resolution to approve the compensation of our Named Executive Officers (“Proposal Three”).

Important Information Regarding Record Ownership, Beneficial Ownership and Voting at the Annual Meeting

Many of our stockholders hold their shares through brokers, banks, or other nominees, rather than directly in their own names (i.e., a stockholder of record). If your shares are registered directly with our transfer agent, you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to Carver and vote your shares by proxy in the manner described above, or you may personally vote your shares at the Annual Meeting. To participate and vote electronically at the Annual Meeting, visit www.virtualshareholdermeeting.com/CARV2023 and follow the instructions on your proxy card. Even if you plan to participate in the virtual meeting, we recommend that you vote in advance by proxy.

If you hold your shares in “street name” (i.e., in a brokerage account), you are not considered to be the “stockholder of record” of those shares. Instead, you are the “beneficial owner” of those shares and your broker is the “stockholder of record.” If you hold your shares in street name, your broker will send these proxy materials to you. As the beneficial owner, you have the right to direct your broker how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker may allow you to provide voting instructions by telephone. Please see the instruction form provided by your broker that accompanies this proxy statement. As the beneficial owner, you are also invited to participate in the Annual Meeting online. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting online unless you obtain a legal proxy from your broker authorizing you to do so.

Participating in the Virtual Annual Meeting

This year’s Annual Meeting will be a completely virtual meeting of stockholders and will be webcast live over the internet. Please go to www.virtualshareholdermeeting.com/CARV2023 for instructions on how to participate in the Annual Meeting. Any stockholder may participate in and listen live to the webcast of the Annual Meeting over the internet at such site. Stockholders as of the record date may vote and submit questions while participating in the Annual Meeting via the internet by following the instructions listed on your Notice or on your proxy card. The webcast will begin at 10:00 a.m., Eastern time, on September 14, 2023. We encourage you to access the meeting prior to the start time.

Quorum and Votes Required

The holders of record of a majority of the total number of votes eligible to be cast in the election of directors represented electronically or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. A proxy submitted by a broker that is not voted is sometimes referred to as a broker non-vote.

Proposal One. Directors are elected by a plurality of votes cast electronically or by proxy at the Annual Meeting without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is “Withheld.” The three nominees receiving the highest number of votes cast electronically or by proxy at the Annual Meeting will be elected to the Board of Directors. You may not vote your shares cumulatively for the election of directors.

Proposal Two. The ratification of the appointment of BDO USA, LLP as Carver’s independent auditor requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of Voting Stock present, electronically, or by proxy, and entitled to vote at the Annual Meeting. Broker non-votes and proxies marked “Abstain” will have no effect on the outcome of this proposal.

Proposal Three. Carver is required to include a non-binding stockholder vote to approve the compensation of Carver’s Named Executive Officers. Accordingly, we are asking you to approve the compensation of the Named Executive Officers as described under “Compensation of Directors and Executive Officers” in this proxy statement. Approval of this proposal requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of Voting Stock present, electronically or by proxy, and entitled to vote at the Annual Meeting. Broker non-votes and proxies marked “Abstain” will have no effect on the outcome of this proposal. Your vote is advisory and will not be binding upon the Board of Directors of Carver. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Revocability of Proxies

If you are a stockholder whose shares are registered in your name, you may revoke your grant of a proxy at any time before it is voted at the Annual Meeting by:

•	filing a written revocation of the proxy with Carver’s Corporate Secretary;

•	submitting another proper proxy with a more recent date than that of the proxy first given by (1) following the telephone voting instructions, (2) following the internet voting instructions or (3) completing, signing, dating and returning a proxy card to Carver; or

•	participating in the virtual meeting and voting electronically at the Annual Meeting.

If you are a stockholder whose shares are not registered in your name, you may revoke your proxy by contacting your bank, broker or other holder of record for revocation instructions.

We are soliciting proxies only for the Annual Meeting. If you grant us a proxy to vote your shares, the proxy will be exercised only at the Annual Meeting.

Solicitation of Proxies

Carver will bear the entire cost of solicitation of proxies. In addition, solicitation may be made by certain of our directors, officers or employees telephonically, electronically or by other means of communication or by Morrow Sodali LLC (“Morrow”), which we have retained to assist in the solicitation of proxies. Our directors, officers, and employees will receive no additional compensation for any such solicitation, and Morrow will receive a fee of $4,000 plus reasonable out-of-pocket expenses for its services. Carver will reimburse brokers and other similar institutions for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the shares of Voting Stock beneficially owned by each nominee, each current director of Carver, each Named Executive Officer identified in the Summary Compensation Table included in this proxy statement, and all directors and executive officers of Carver or Carver Federal, as a group, as of July 20, 2023. Carver knows of no person, except as listed below, who beneficially owned more than 5% of any class of the outstanding shares of Carver’s Voting Stock as of July 20, 2023. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Voting Stock indicated and none of the shares are pledged as security.

Stock Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding
5% Beneficial Stockholders
Jeffrey John Bailey 936 N, Parker Street Orange, CA 92867	278,524	(1)	5.69%

National Community Investment Fund 135 South LaSalle Street, Suite 3025 Chicago, IL 60603	399,821	(2)	8.17%

(1)	Based on a Schedule 13D filed on December 20, 2022.

(2)	Based on a Schedule 13G filed on July 21, 2023.

Stock Ownership of Management

Name	Title	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Common Stock Outstanding (2)
Lewis P. Jones III	Chairperson of the Board	1,500	*
Pazel G. Jackson, Jr.	Director	6,326	*
Colvin W. Grannum	Director	2,740	*
Kenneth J. Knuckles	Director	2,000	*
Craig C. MacKay	Director	5,000	*
Jillian E. Joseph	Director	1,667	*
Robin L. Nunn	Director	—	*
Michael T. Pugh	President, Chief Executive Officer and Director	26,964	*
Christina L. Maier	First Senior Vice President and Chief Financial Officer	7,000	*
Isaac Torres	Senior Vice President and General Counsel	11,358	*
All directors and other executive officers as a group (10 persons)		64,555	1.32%

*	Less than 1% of outstanding Common Stock.

(1)	Amounts of equity securities shown include shares of common stock subject to options exercisable within 60 days as follows: Mr. Jones – 1,000; Mr. Grannum – 1,000; Mr. Knuckles – 1,000; Mr. McKay – 1,000; Ms. Joseph – 667; all officers and directors as a group – 4,667.

Amounts of equity securities shown include unvested shares of restricted stock awarded to the executive officers and directors under the 2006 Stock Incentive Plan or the 2014 Equity Incentive Plan, which such executive officers and directors have neither voting nor dispositive power, as follows: Ms. Joseph – 333; Mr. Pugh – 12,500; Ms. Maier – 5,000; all officers and directors as a group – 19,833.

(2)	Percentages with respect to each person or group of persons have been calculated on the basis of 4,892,517 shares of Common Stock outstanding as of July 20, 2023, plus the number of shares of Common Stock which such person or group has the right to acquire within 60 days after July 20, 2023 by the exercise of stock options.

PROPOSAL ONE ELECTION OF DIRECTORS

General

The Certificate of Incorporation of Carver provides that Carver’s Board of Directors shall be divided into three (3) classes, as nearly equal in number as possible. The directors of each class serve for a term of three (3) years, with one (1) class elected each year. In all cases, directors serve until their successors are elected and qualified.

Carver's Board of Directors has the discretion to fix the number of directors by resolution and has so fixed this number at eight (8). The terms of three (3) directors expire at the Annual Meeting. Craig C. MacKay, Lewis P. Jones III, Colvin W. Grannum whose terms are expiring, have been nominated and approved by Carver's Nominating/Corporate Governance Committee and ratified by the Board of Directors to be re-elected at the Annual Meeting to serve for a term of three (3) years and until their respective successors are elected and qualified.

Each nominee has consented to being named in this proxy statement and to serve if elected. However, if any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unable to serve.

Information Regarding Nominees and Continuing Directors

The following table sets forth certain information with respect to the nominees for election as a director and each director whose term does not expire at the Annual Meeting (“Continuing Director”). There are no arrangements or understandings between Carver and any director or nominee pursuant to which such person was elected or nominated to be a director of Carver. For information with respect to the ownership of shares of the Common Stock by each director and nominee, see “Security Ownership of Certain Beneficial Owners and Management.”

Name	Age	End of Term	Position Held with Carver and Carver Federal	Director Since
Nominees
Craig C. MacKay	60	2023	Director	2017
Lewis P. Jones III	71	2023	Chairperson of the Board	2013
Colvin W. Grannum	70	2023	Director	2013

Continuing Directors
Kenneth J. Knuckles	76	2024	Director	2013
Michael T. Pugh	51	2024	President, Chief Executive Officer and Director	2015
Jillian E. Joseph	44	2024	Director	2019
Pazel G. Jackson, Jr.	92	2025	Director	1997
Robin L. Nunn	45	2025	Director	2022

Directors’ Backgrounds

The principal occupation and business experience of each nominee for election as director and each Continuing Director is set forth below.

Nominees for Election as Director

The Nominating/Corporate Governance Committee of the Board of Directors nominated, and the Board of Directors approved, the following individuals for election as Director:

Craig C. MacKay is a Senior Advisor and a former Managing Director of England & Company. Mr. MacKay has over 33 years of investment banking experience focused on corporate financings, private investments, and M&A advisory for middle market companies. He previously headed the Private Finance groups at Oppenheimer & Company, Canadian Imperial Bank of Commerce, SunTrust Robinson Humphrey, and was the Managing Member and founder of HNY Associates, a private merchant bank and advisory services firm. Since beginning his banking career at Bankers Trust Company in 1989, he has completed over $12 billion of middle-market domestic and cross-border capital and corporate advisory engagements. Mr. MacKay has executed over 100 acquisition financings, leverage recapitalizations, growth capital-raises, and refinancings as a trusted advisor across a broad spectrum of industrial sectors, including healthcare, business services, financial services, manufacturing and consumer retail. He has served on numerous public and private corporate boards, non-profit boards and advisory councils, and presently serves on the board of trustees of the Pioneer Funds (NASDAQ:PIODX) and the board of directors of Equitable Holdings (NYSE:EQH). Mr. MacKay earned both his Bachelor of Science degree in Economics and Master of Business Administration degree in Finance at the Wharton School of the University of Pennsylvania. Mr. MacKay’s experience in capital markets and corporate finance provides Carver with exceptional perspective on asset-liability management, interest rate risk management and opportunities in its market area.

Lewis P. Jones III is Managing Principal and Co-Founder at 5 Stone Green Capital, an asset management firm that focuses on energy efficient and sustainably-designed real estate developments, since 2010. Mr. Jones was an executive from 1988 to 2009 at JPMorgan Chase (and predecessor banks), including serving as the Co-Portfolio Manager of the JPMorgan Urban Renaissance Property Fund and a senior member of the Acquisitions Team at JP Morgan Asset Management. He also previously served as President of the Chase Community Development Corporation. Mr. Jones earned his undergraduate degree from Harvard University and a law degree and MBA from Columbia University. Mr. Jones’s expertise in community development and green real estate lending and investment offers Carver a unique perspective on burgeoning opportunities in its market area. Mr. Jones is Chairman of the Boards of Directors of Carver and Carver Federal.

Colvin W. Grannum is the principal of Flagstaff Clapham Advisors, a comprehensive community economic development consulting practice. In 2022, he retired as President and Chief Executive Officer of Bedford Stuyvesant Restoration Corporation, the nation’s first community development corporation, where he served in that capacity for more than two decades. Mr. Grannum previously served as a founder and the first Chief Executive Officer at Bridge Street Development Corporation. City and State Magazine named him to the Brooklyn Power 100 and New York Economic Development 75. He has authored articles and op-eds on issues related to African American wealth creation, including homeownership. Local Initiatives Support Corporation and New York Housing Conference honored him with their respective Lifetime Achievement Awards. Prior to his career in community development, he practiced law for more than 17 years in the private and public sectors. Mr. Grannum earned an undergraduate degree from University of Pennsylvania and a law degree from Georgetown University Law Center. Mr. Grannum’s legal background, expertise in economic development in New York City, and financial inclusion policy offers Carver a greater depth of understanding on the Bank’s market area and the needs of the changing communities that it serves.

The Board of Directors Recommends a Vote
“FOR” Each Nominee for Election as Director.

Continuing Directors

Kenneth J. Knuckles is the retired President and Chief Executive Officer of the Upper Manhattan Empowerment Zone Development Corporation (“UMEZ”), where he served for over 15 years. Mr. Knuckles is also Vice Chair of the New York City Planning Commission. Prior to joining UMEZ, Mr. Knuckles was Vice President of Support Services and Chief Procurement Officer at Columbia University. Mr. Knuckles earned his undergraduate degree from the University of Michigan and his law degree from Howard University School of Law. Mr. Knuckles’ experience in New York City community development issues contributes to Carver’s mission to the communities it serves.

Michael T. Pugh is President, Chief Executive Officer, and a member of the Boards of Directors of Carver and Carver Federal since January 2015. From January 2013 through December 2014, Mr. Pugh served as Carver’s President and Chief Operating Officer. In 2012, he was Carver’s Chief Revenue Consultant, focusing on redesigning its business strategy, management structure, and related processes. A banking veteran of more than 27 years, Mr. Pugh has led teams of up to 600 associates in retail, business banking, commercial and residential lending, and call center operations. He has also been a critical leader in bank technology integrations, launched new lines of business, and executed new growth market strategies.

Before joining Carver in August 2012, Mr. Pugh worked at Capital One, N.A., as Senior Vice President, Regional Executive and Market President of Eastern Maryland, Delaware and Washington, D.C. Mr. Pugh was responsible for revenue production, customer service, and bank operations for approximately 75 banking centers and $3 billion in deposits. In addition, he led Capital One’s community development strategy for 1,200 associates and eight counties. Before Mr. Pugh’s tenure at Capital One, he was a Senior Vice President, Retail Banking Executive for Citizens Financial Group, Charter One division. He led retail banking teams in the Michigan and Indiana markets with up to 67 banking centers. Mr. Pugh also serves as a board member of Elevate Credit, Inc. (NYSE: ELVT), Pursuit Lending, and serves as the Board Chairman for the Society for Financial Education and Professional Development.  He is a member of the Board of Community Development Bankers Association and the New York Bankers Association. Mr. Pugh earned a Bachelor of Science in Health Administration from Eastern Michigan University and was conferred a Doctor of Humane Letters by Medgar Evers College. Pugh received executive leadership certifications from Babson College and The Wharton School of the University of Pennsylvania. Mr. Pugh also achieved a certification in Columbia Business School’s Digital Marketing: Customer Engagement, Social Media, Planning & Analytics Program. Mr. Pugh’s extensive experience in financial services provides the Board with a unique perspective on Carver Bank’s business and strategic direction.

Jillian E. Joseph is Managing Director and Associate General Counsel at Nuveen, the asset management arm of TIAA. Ms. Joseph primarily supports TIAA’s real estate business – Nuveen Real Estate. She is a lead attorney over approximately $7 billion of loan originations each year in fixed rate mortgage financing, floating rate mezzanine lending, and structured debt offering. In addition to her extensive debt leadership, Ms. Joseph also supports the equity business with over $12 billion yearly in real estate equity transactions – including property acquisitions and dispositions, complex joint ventures, portfolio investments, fund investments, and REITS. Ms. Joseph earned her undergraduate degree from Colgate University and her law degree from the University of Pennsylvania Law School. Ms. Joseph’s in-depth knowledge of real estate, finance and business law provides the Board with a unique and valuable perspective into economic development and commercial lending issues.

Pazel G. Jackson, Jr. is the retired Senior Vice President of JPMorgan Chase. During his 37-year career in banking, he held positions of increasing responsibility at JPMorgan Chase, Chemical Bank, Texas Commerce Bank and the Bowery Savings Bank. From January 1995 to 2000, Mr. Jackson was responsible for mortgage market development throughout the United States for JPMorgan Chase. His prior positions included Senior Credit Officer of Chemical Mortgage Company, Business Manager of Chemical Mortgage Division, Chief Lending Officer of Bowery Savings Bank and Marketing Director of Bowery Savings Bank. Mr. Jackson was formerly Vice-Chairman of the Battery Park City Authority and formerly Chairman of The Mutual Real Estate Trust. He is a licensed Professional Engineer with more than 16 years of senior management experience in design and construction. Mr. Jackson earned B.C.E. and M.C.E. degrees from the City College of New York, an M.B.A. from Columbia University and a Doctorate in Business Policy Studies from Pace University in New York. Mr. Jackson’s extensive senior level banking experience, including his extensive lending and real estate experience, coupled with his advanced formal education, has given him front-line exposure to many of the issues facing Carver, as well as valuable insight needed as Chairperson of the Asset Liability and Interest Rate Risk Committee. Mr. Jackson has been a member of the Boards of Directors of Carver and Carver Federal since 1997.

Robin L. Nunn is a Partner in the Litigation, Arbitration & Investigations Group at Linklaters LLP since 2023. From 2020 to 2023, Ms. Nunn was a Partner and Co-Head of the Banking Group at Morgan, Lewis & Bockius LLP since 2020. Prior to that, from 2018 to 2020, Ms. Nunn was Partner and Chair of the Consumer Financial Services Group at Dechert LLP. From 2017 to 2018, Ms. Nunn was Partner and Co-Chair of the Supervision, Enforcement and Litigation Group at Davis Wright Tremaine. Ms. Nunn has also held senior legal positions with Capital One Financial Corporation and American Express. She began her legal career as a Law Clerk for the Hon. Barrington Parker of the U.S. Court of Appeals for the Second Circuit, and then was a Senior Associate with Sullivan & Cromwell LLP. Ms. Nunn received her BA from Dartmouth College and her JD from the University of Chicago Law School. She is a graduate of the Executive Development Leadership Program of the Harvard Business School. Ms. Nunn’s extensive legal experience advising financial institutions is a valuable asset to the Board.

Executive Officers of Carver and Carver Federal

Biographical information for Carver’s executive officers who are not directors is set forth below. Such executive officers are officers of Carver and Carver Federal.

Executive Officers

Christina L. Maier, 68, is First Senior Vice President and Chief Financial Officer, since March 2016. Prior to joining Carver, Ms. Maier served as Executive Vice President and Chief Financial Officer of Patriot National Bancorp, Inc. from 2013 through March 2016. Prior to her time with Patriot National Bancorp, Inc., Ms. Maier spent over a decade in leadership positions at other financial institutions, including Brown Brothers Harriman, Provident New York Bancorp and Hudson United Bancorp. Ms. Maier earned an M.B.A. in Finance from St. Thomas Aquinas College and a B.S. in Accounting from Fairleigh Dickinson University.

Isaac Torres, 57, is Senior Vice President, General Counsel and Corporate Secretary.  Prior to being appointed to his current role in February 2018, he served as the Company's First Vice President, Assistant General Counsel and Corporate Secretary beginning in June 2014.  Mr. Torres is responsible for the legal, regulatory, and corporate governance functions at the Company. Prior to joining Carver, he was Senior Counsel and Assistant Corporate Secretary of MetLife, Inc.  Before his tenure at MetLife, he was an attorney with Hawkins Delafield & Wood LLP, where he practiced in the areas of public finance and economic development. Mr. Torres received a BA in Political Science from Stony Brook University, an MS in Management & Policy Analysis from the New School for Social Research, where he was an Alfred P. Sloan Fellow, and his JD from St. John's University Law School.

Transactions with Certain Related Persons

Applicable law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Carver Federal offers loans to its directors, officers and employees, which loans are made in the ordinary course of business and are not made with more favorable terms nor do they involve more than the normal risk of collectability or present unfavorable features. Furthermore, loans above the greater of $25,000, or 5% of Carver Federal’s capital and surplus (up to $500,000), to Carver Federal’s directors and executive officers must be approved in advance by a majority of the disinterested members of Carver Federal’s Board of Directors. As of the date of this proxy statement, neither Carver nor Carver Federal had any outstanding loans or extensions of credit to any of its executive officers or directors.

Stock Ownership

Carver encourages its officers and directors to own stock in Carver, and a portion of the compensation of its officers and directors is stock-based. Carver’s Corporate Governance Principles encourage directors to hold shares in Carver, and, so long as they remain on the Board of Directors, Board members are expected to retain a majority of the shares of Company common stock purchased in the open market or received pursuant to their service as Board members. Information regarding stock ownership of Carver’s directors and executive officers is set forth under “Compensation of Directors and Executive Officers–Executive Officer Compensation” and “Compensation of Directors and Executive Officers–Director Compensation.”

Carver does not have a policy specifically prohibiting employees or directors from engaging in hedging transactions relating to Carver’s securities.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires Carver’s directors and executive officers, and persons who own more than ten percent of a registered class of Carver’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NASDAQ Stock Market. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Carver with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports of ownership furnished to Carver, or written representations that no forms were necessary, Carver believes that during the last fiscal year, all filing requirements applicable to its directors, officers and greater than ten percent stockholders of Carver were complied with except as follows: a required Form 4 for Pazel G. Jackson, Jr. and a required Form 4 for Craig C. MacKay were not filed on a timely basis.

PROPOSAL TWO RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

General

The Finance and Audit Committee of the Board of Directors of Carver has appointed the firm of BDO USA, LLP as independent auditors for Carver for the fiscal year ending March 31, 2024 and the Board of Directors has determined that it would be desirable to request that stockholders ratify such appointment. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of BDO USA, LLP is not required by Carver’s Bylaws or otherwise. However, the Board of Directors is submitting the appointment of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment of BDO USA, LLP, the Finance and Audit Committee will reconsider whether it should select another independent registered public accounting firm. Even if the selection is ratified, the Finance and Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interests of Carver and its stockholders.

Auditor Fee Information

Audit Fees

BDO USA, LLP’s billed audit fees for the fiscal years ended March 31, 2023 and March 31, 2022 were $355,000 and $337,000, respectively.

Audit-Related Fees

Carver’s audit-related fees during the fiscal years ended March 31, 2023 and March 31, 2022 were $119,000 and $169,000, respectively.

Tax Fees

Carver’s incurred tax fees during the fiscal years ended March 31, 2023 and March 31, 2022 were $33,000 and $63,410, respectively.

All Other Fees

Carver did not engage its current principal accountant to render services during the last two fiscal years, other than as reported above.

Pre-Approval Policy for Services by Independent Auditors

During fiscal year 2023, the Finance and Audit Committee of Carver’s Board of Directors pre-approved the engagement of BDO USA, LLP to provide non-audit services and considered whether, and determined that, the provision of such other services by BDO USA, LLP is compatible with maintaining BDO USA, LLP’s independence.

The Finance and Audit Committee has a policy to pre-approve all audit and permissible non-audit services provided by the Company’s independent auditor consistent with applicable SEC rules. Under the policy, prior to the engagement of the independent auditors for the next year’s audit, management submits an aggregate of services expected to be rendered during that year for each of the four categories of services described above to the Finance and Audit Committee for approval. Prior to engagement, the Finance and Audit Committee pre-approves these services by category of service. The fees are budgeted and the Finance and Audit Committee will receive periodic reports from management on actual fees versus the budget by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the pre-approval. In those instances, the Finance and Audit Committee requires specific pre-approval before engaging the independent auditor.

The Finance and Audit Committee has delegated pre-approval authority, subject to certain limits, to the chairperson of the Finance and Audit Committee. The chairperson is required to report, for informational purposes, any pre-approval decisions to the Finance and Audit Committee at its next regularly scheduled meeting.

Report of the Finance and Audit Committee of the Board of Directors

This report is furnished by the Carver Finance and Audit Committee of the Board of Directors as required by the rules of the SEC under the Exchange Act. The report of the Finance and Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except to the extent that Carver specifically incorporates this information by reference, and shall not otherwise be deemed to be filed under the Securities Act or the Exchange Act.

The Board of Directors has adopted a written charter that sets forth the Finance and Audit Committee’s duties and responsibilities and reflects applicable rules of the NASDAQ Stock Market and SEC regulations.

All members of the Finance and Audit Committee have been determined to be independent as defined in the listing requirements of the NASDAQ Stock Market. The Board of Directors has determined that Pazel G. Jackson, Jr., Kenneth J. Knuckles, and Colvin W. Grannum each qualify as an “audit committee financial expert.” The Finance and Audit Committee received the required written disclosures and letter from BDO USA, LLP, Carver’s independent accountants for fiscal year ended March 31, 2023, required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning the independent registered public accounting firm’s independence. The Finance and Audit Committee reviewed and discussed with Carver’s management and BDO USA, LLP the audited financial statements of Carver contained in Carver’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023. The Finance and Audit Committee has also discussed with BDO USA, LLP the matters required to be discussed pursuant to the Codified Statements on Auditing Standards No. 1301, as amended or supplemented.

Throughout the year, the Finance and Audit Committee had full access to management and the independent and internal auditors for Carver. The Finance and Audit Committee acts only in an oversight capacity and necessarily relies on the assurances and work of Carver’s management and independent auditors who expressed an opinion on Carver’s annual financial statements.  Carver's management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control.

As part of its ongoing activities, the Finance and Audit Committee has:

•	reviewed and discussed with management, and our independent registered public accounting firm, the audited consolidated financial statements of Carver for the year ended March 31, 2023;

•	discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301 Communications with Audit Committees, as amended, and as adopted by the Public Company Accounting Oversight Board; and

•	received and reviewed the written disclosures and the letter from our independent registered public accounting firm mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Finance and Audit Committee concerning independence, and has discussed with our independent registered public accounting firm its independence from Carver.

Based on its review and discussions described in the immediately preceding paragraphs, the Finance and Audit Committee recommended to the Board of Directors that the audited financial statements included in Carver’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023 be included in that report.

Finance and Audit Committee of Carver

Colvin W. Grannum (Chairman)
Pazel G. Jackson, Jr.
Kenneth J. Knuckles

The Board of Directors Recommends a Vote “FOR”
the Ratification of the Appointment of
BDO USA, LLP as Independent Auditors For Carver.

PROPOSAL THREE ADVISORY (NON-BINDING) APPROVAL OF COMPENSATION OF NAMED EXECUTIVE OFFICERS

The compensation of our Principal Executive Officer and our two other most highly compensated executive officers of the Company (“Named Executive Officers”) is described in Compensation of Directors and Executive Officers. Stockholders are urged to read this narrative which discusses our compensation policies and procedures with respect to our Named Executive Officers.

In accordance with Section 14A of the Exchange Act, stockholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the stockholders of Carver Bancorp, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers disclosed in this Proxy Statement, including the compensation tables and other narrative executive compensation disclosures set forth in this Proxy Statement.

This advisory vote, commonly referred to as a “Say-on-Pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourages all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

The Board of Directors Recommends a Vote “FOR”
the Advisory (Non-Binding) Resolution to Approve the
Compensation of our Named Executive Officers.

CORPORATE GOVERNANCE

General

The Board of Directors of Carver is committed to strong and effective corporate governance measures. The Board has developed, and continues to review, policies and practices covering the operation of the Board and its committees, including their composition and responsibilities, the conduct of Board meetings and the structure and role of the Board’s committees and related matters, including those discussed below and throughout this proxy statement. Among these measures are the following:

Independence. Under Carver’s Bylaws, at least three members of the Board must be independent under the criteria set forth in the Bylaws and, as a company listed on the NASDAQ Capital Market, a majority of Carver’s Board must be independent under the criteria set forth in its listing requirements. In addition, pursuant to listing requirements of the NASDAQ Stock Market and the respective committee charters, all members of the Finance and Audit Committee, the Nominating/Corporate Governance Committee, and the Compensation Committee must be independent.

Board Diversity. The Board of Directors is comprised entirely of African American and/or Caribbean-American directors, 25% of whom are women.

The table below provides certain highlights of the composition of our board members and nominees, representing our compliance with Nasdaq Rule 5605(f). Each of the categories listed in the below table has the meaning used in the rule.

	Board Diversity Matrix
	As of July 20, 2023
Total Number of Directors	8

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	—	—

Part II: Demographic Background
African American or Black	2	5	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	—	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	1

Board Leadership Structure. The Board of Directors has separated the position of Chairperson of the Board from the position of Chief Executive Officer, effective January 1, 2015. The Board of Directors believes this provides an efficient and effective leadership model for Carver.

Board’s Role in Risk Oversight. The Board’s role in Carver’s risk oversight process includes developing an understanding of banking and risk management (including capital requirements, asset quality control, management requirements, sources of earnings, liquidity, interest rate risk exposure and internal controls to mitigate that exposure), receiving regular reports from members of senior management on areas of material risk to Carver, including operational, financial, legal and regulatory, strategic, and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand risk identification, risk management, and risk mitigation strategies. When a committee receives the report, the chairperson of the relevant committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the Board’s risk oversight role, particularly with respect to risk interrelationships.

Director Terms. Directors generally serve for three-year terms and until their successors are elected and qualified. See “Proposal One—Election of Directors—General.”

Executive Sessions. The Board of Directors holds executive sessions for non-employee directors at which management is not present. These sessions are presided over by the Chairperson, Lewis P. Jones III. In addition, the Finance and Audit Committee regularly holds sessions at which management is not present, including sessions with Carver’s independent auditors and internal auditors. Each director also has access to any member of management and Carver’s independent auditors.

Outside Advisors. The Board and its committees may retain outside advisors and consultants as they, in their discretion, deem appropriate.

Board Self-Evaluation. The Nominating/Corporate Governance Committee, among other things, reviews Carver’s and the Board’s governance profile. In addition, the Board and its committees regularly review their role and responsibilities, composition, and governance practices.

Corporate Governance Principles

The Board of Directors adopted Corporate Governance Principles that it revises in response to changing regulatory requirements, evolving best practices, and the concerns of Carver’s stockholders and other constituents. The Corporate Governance Principles are published on Carver’s website at www.carverbank.com in the Corporate Governance section of the Investor Relations webpage.

Director Independence Determination

The Board of Directors has determined that each of its nominees and continuing non-management directors is independent according to the Board’s independence standards as set out in its Bylaws, Corporate Governance Principles, applicable rules of the SEC and the rules of the NASDAQ Stock Market. They are Robin L. Nunn, Lewis P. Jones III, Colvin W. Grannum, Kenneth J. Knuckles, Pazel G. Jackson, Jr., Jillian E. Joseph, and Craig C. MacKay.

Communications with Board of Directors

The Board of Directors welcomes communications from Carver stockholders. Interested parties may contact the Board of Directors at the following address:

Board of Directors

c/o Corporate Secretary

Carver Bancorp, Inc.

75 West 125th Street

New York, NY 10027

Communications may also be sent to individual directors at the above address.

Carver’s Corporate Secretary has the responsibility to collect mail for directors, forward correspondence directed to an individual director to that director in a timely manner, and to screen correspondence directed to multiple directors or to the full Board in order to forward it to the most appropriate committee chairperson or the full Board given the nature of the correspondence. Communications to the Board or any individual director that relate to Carver’s accounting, internal accounting controls or auditing matters will also be referred to the chairperson of the Finance and Audit Committee. Other communications will be referred to the appropriate committee chairperson.

Financial Expert, Audit Committee Independence and Financial Sophistication

The Board of Directors has determined that Pazel G. Jackson, Jr., Kenneth J. Knuckles, and Colvin W. Grannum each qualify as an “audit committee financial expert” and is financially sophisticated, and that each member of the Finance and Audit Committee is independent within the meaning of applicable SEC rules and meets the definition of independence in the NASDAQ Stock Market rules.

Director Selection Process

Carver’s Nominating/Corporate Governance Committee is charged with the responsibilities described under “Board and Committee Meetings—Nominating/Corporate Governance Committee.”

Among the Nominating/Corporate Governance Committee’s responsibilities is to identify candidates for election as directors and recommend candidates to the Board. The committee considers candidates suggested by its members, other directors, and stockholders as necessary in anticipation of upcoming director elections and other potential or expected Board vacancies. The committee is also authorized, at the expense of Carver, to retain search firms to identify candidates, as well as external legal, accounting, or other advisors. The committee will provide guidance to search firms it retains about the particular qualifications the Board is then seeking.

All director candidates, including stockholder nominees, are evaluated on the same basis. In determining the needs of the Board and Carver, the Nominating/Corporate Governance Committee considers the qualifications of sitting directors and consults with other members of the Board, the Chief Executive Officer and, where appropriate, external advisors. Generally, the committee believes that all directors should exemplify the highest standards of personal and professional integrity. All directors should have broad experience in positions with a high degree of responsibility and the ability to commit adequate time and effort to serve as a director. Directors will assume the responsibility of challenging management through their active and constructive participation and questioning in meetings of the Board and its various committees, as well as in less formal contacts with management.

Director candidates, other than sitting directors, are interviewed by members of the committee, other directors, and the Chief Executive Officer. The results of those interviews are considered by the committee in its deliberations. The Nominating/Corporate Governance Committee also evaluates sitting directors whose terms are nearing expiration, but who may be nominated for re-election, in light of the above considerations and their past contributions to the Board.

The Nominating/Corporate Governance Committee will evaluate director nominations by stockholders that are submitted in accordance with the procedural and informational requirements set forth in Carver’s Bylaws and described in this proxy statement under “Additional Information—Notice of Business to be Conducted at Annual Meeting.”

Among the factors that the Nominating/Corporate Governance Committee considers when evaluating the composition of the Board, diversity is critical. For Carver, diversity includes race, ethnicity, and gender as well as the diversity of the directors’ experience. Included in the qualifications for directors listed in Carver’s Corporate Governance Guidelines is whether the candidate has special skills, expertise, and background that would complement the attributes of the existing directors, taking into consideration the diverse population of the communities in which Carver operates. Carver’s Board is committed to ensuring the Board is comprised of individuals whose backgrounds reflect the diversity represented by our employees, customers and stockholders.

Code of Ethics

Carver has adopted a Code of Ethics, which applies to Carver’s directors and employees and sets forth important Company policies and procedures in conducting Carver’s business in a legal, ethical, and responsible manner. The Code of Ethics, including future amendments, is available free of charge on Carver’s website at www.carverbank.com in the Corporate Governance section of the Investor Relations webpage or by writing to the Corporate Secretary, Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027, or by telephoning (212) 360-8860. Carver intends to post on its website any waiver under the codes granted to any of its directors or executive officers.

Website Access to Governance Documents

Carver’s Corporate Governance Principles and the charters for the Finance and Audit, Compensation, and Nominating/Corporate Governance Committees are available free of charge on Carver’s website at www.carverbank.com in the Corporate Governance section of the Investor Relations webpage or by writing to the Corporate Secretary, Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027, or by telephoning (212) 360-8860.

Board and Committee Meetings

The Board of Directors of Carver holds regularly scheduled meetings during the fiscal year to review significant developments affecting Carver and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility. During fiscal year 2023, the Board met twelve (12) times. No director attended fewer than 75%, in the aggregate, of the total number of Carver Board meetings held while he or she was a member of the Board during fiscal year 2023 and the total number of meetings held by committees on which he or she served during such fiscal year.

Carver’s Corporate Governance Principles encourage directors to attend Carver’s Annual Meeting of stockholders, all Board meetings, and meetings of committees of the Board on which they serve. Carver’s Bylaws require that Carver have executive, finance and audit, nominating/corporate governance, compensation, and asset liability and interest rate risk committees. The Board has adopted a charter for each of the Nominating/Corporate Governance Committee, the Compensation Committee and the Finance and Audit Committee, each of which may be amended from time to time. The nature and composition of each of the standing committees of Carver are described below.

Executive Committee. Pursuant to Carver’s Bylaws, the Executive Committee is authorized to act as appropriate between meetings of the Board. The members of this committee are Directors Lewis P. Jones III, Pazel G. Jackson, Jr., Kenneth J. Knuckles, Colvin W. Grannum, and Craig C. MacKay. The Executive Committee did not hold any meetings during fiscal year 2023.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee currently consists of Directors Kenneth J. Knuckles (Chairperson), Pazel G. Jackson, Jr., and Jillian E. Joseph. All members of the committee have been determined to be independent directors. The Nominating/Corporate Governance Committee’s functions include advising the Board on matters of corporate governance and considering qualifications of prospective Board member candidates, including conducting research to identify and recommend nomination of suitable candidates who are willing to serve as members of the Board, reviewing the experience, background, interests, ability and availability of prospective nominees to meet time commitments of the Board and committee responsibilities, considering nominees recommended by stockholders who comply with procedures set forth in Carver’s Bylaws, and determining whether any prospective member of the Board has any conflicts of interest which may impair the individual’s suitability for such service. The committee has the responsibility to monitor current members of the Board pursuant to the same guidelines used to select candidates. The Nominating/Corporate Governance Committee is also responsible for identifying best practices and developing and recommending to the Board a set of corporate governance principles applicable to Carver and for periodically reviewing such principles.

The Nominating/Corporate Governance Committee met two (2) times during fiscal year 2023 and recommended the director nominees to the Board of Directors, which accepted these recommendations. Only those nominations made by the Nominating/Corporate Governance Committee and approved by the Board will be voted upon at the Annual Meeting.

Compensation and Human Resources Committee. The Compensation and Human Resources Committee currently consists of Directors Kenneth J. Knuckles (Chairperson), Colvin W. Grannum, Robin L. Nunn, and Pazel G. Jackson Jr. All members have been determined to be independent directors. The Compensation Committee evaluates the performance of Carver’s President and Chief Executive Officer and approves his compensation in consultation with the non-management members of the Board of Directors and, based on recommendations from management, reviews and approves senior management’s compensation and approves compensation guidelines for all other officers. The Compensation Committee administers Carver’s management recognition, incentive compensation stock option, and stock incentive plans and, in consultation with senior management, reviews and approves compensation policies. The Compensation Committee met four (4) times during fiscal year 2023.

Finance and Audit Committee. The Finance and Audit Committee consists of Directors Colvin W. Grannum (Chairperson), Pazel G. Jackson, Jr., and Kenneth J. Knuckles. All members have been determined to be independent directors. The Finance and Audit Committee’s primary duties and responsibilities are to:

•	monitor the integrity of Carver’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

•	manage the independence and performance of Carver’s independent public auditors and internal auditing function;

•	monitor the process for adhering to laws, regulations and Carver’s Code of Ethics; and

•	provide an avenue of communication among the independent auditors, management, the internal auditing function and the Board of Directors.

Other specific duties and responsibilities include reviewing Carver’s disclosure controls and procedures, internal controls, Carver’s periodic filings with the SEC and earnings releases; producing the required audit committee annual report for inclusion in Carver’s proxy statement; and overseeing complaints concerning financial matters. The Finance and Audit Committee met thirteen (13) times during fiscal year 2023, including meetings to review Carver’s annual and quarterly financial results prior to their public issuance.

Asset/Liability and Interest Rate Risk Committee. The Asset/Liability and Interest Rate Risk Committee consists of Directors Pazel G. Jackson, Jr. (Chairperson), Jillian E. Joseph, Kenneth J. Knuckles, Colvin W. Grannum and Craig C. MacKay. The Asset/Liability and Interest Rate Risk Committee monitors activities related to asset/liability management and interest rate risk, including the approval or ratification of mortgage loans and the establishment of guidelines related to risk, purchase or sale of loans and investments, and management of interest rate, credit, and liquidity risk against objectives and risk limitations set forth in Carver Federal’s policies. The Asset/Liability and Interest Rate Risk Committee met twelve (12) times during fiscal year 2023.

Compliance Committee. The Compliance Committee consists of Directors Lewis P. Jones III (Chairperson), Pazel G. Jackson, Jr., Jillian E. Joseph, Colvin W. Grannum, Robin L. Nunn, and Michael T. Pugh. The Compliance Committee monitors the Bank’s compliance with the terms of the Formal Agreement by and between the Bank and the Office of the Comptroller of the Currency and supervises the Bank’s overall regulatory compliance function. The Compliance Committee met twelve (12) times during fiscal year 2023.

Institutional Strategy Committee. The Institutional Strategy Committee consists of Directors Craig C. MacKay (Chairperson), Pazel G. Jackson, Jr., Michael T. Pugh, Jillian E. Joseph, Robin L. Nunn, and Colvin W. Grannum. The Institutional Strategy Committee focuses on the strategic objectives of the Bank with a primary focus on (i) sustainable profitability and growth, and (ii) capital planning. The Institutional Strategy Committee met four (4) times during fiscal year 2023.

COMPENSATION OF DIRECTORS AND EXECUTIVE
OFFICERS

SUMMARY COMPENSATION TABLE AT MARCH 31, 2023

The following table presents compensation information regarding Carver’s Named Executive Officers at the fiscal year ended March 31, 2023.

Name and Principal Position	Year Ended 3/31	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(1)	Total
Michael T. Pugh, President and Chief Executive Officer	2023	$459,615	—	$39,900	—	—	—	$15,105	$514,620
	2022	$451,846	—	—	—	—	—	$3,692	$455,538

Christina L. Maier, First Senior Vice President and Chief Financial Officer	2023	$267,679	—	$11,970	—	—	—	$10,707	$290,356
	2022	$253,514	—		—	—	—	$2,386	$255,899

Isaac Torres, Senior Vice President General Counsel & Corporate Secretary	2023	$226,557	—	$11,970	—	—	—	$9,062	$247,586
	2022	$223,338	—	—	—	—	—	$2,076	$225,414

(1)	Except as noted, the amounts shown in this column reflect matching contributions made to Carver’s 401(k) Plan. No Named Executive Officer receives perquisites the aggregate value of which exceeds $10,000.

Outstanding Equity Awards at Fiscal Year End

The following table shows equity awards outstanding for each of our named executive officers as of March 31, 2023.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Michael T. Pugh	—	—	—	—	—	06/27/2019	2,500	(2)	9,975
	—	—	—	—	—	10/29/2020	5,000	(3)	19,950
	—	—	—	—	—	04/25/2022	10,000	(5)	39,900
Christina L. Maier	—	—	—	—	—	07/30/2020	2,000	(4)	7,980
	—	—	—	—	—	04/25/2022	3,000	(6)	11,970
Isaac Torres	—	—	—	—	—	07/30/2020	2,000	(4)	7,980
	—	—	—	—	—	04/25/2022	3,000	(6)	11,970

(1)	Amounts shown are based on the fair market value of Carver common stock on March 31, 2023 of $3.99.
(2)	Vest over four years, one quarter in each year commencing on June 27, 2020.
(3)	Vest over four years, one quarter in each year commencing on October 29, 2021.
(4)	Vest over three years, one third in each year commencing on July 30, 2021.
(5)	Vest over four years, one quarter in each year commencing on April 25, 2023.
(6)	Vest over three years, one third in each year commencing on April 25, 2023

Pay Versus Performance

Pay Versus Performance Table. The table below provides for the years ended March 31, 2023 and 2022, the compensation for our NEOs for the past two years as set forth in the Summary Compensation Table, the Compensation Actually Paid to our CEO and, on an average basis, our Non-CEO NEOs, our Total Shareholder Return, and our Net Loss.

					Value of
					Initial Fixed
			Average		$100
			Summary	Average	Investment
	Summary		Compensation	Compensation	Based On
	Compensation	Compensation	Table Total	Actually Paid	Total
Year Ended	Table Total	Actually Paid	for Non-CEO	to Non-CEO	Shareholder	Net
3/31	for CEO(1)	to CEO(2)	NEOs(3)	NEOs(4)	Return	Loss
2023	$514,620	$480,570	$247,118	$230,208	$43.9	$(4,401,000)
2022	$455,538	$360,488	$238,426	$215,516	$77.10	$(847,000)

(1)	Our CEO for each year presented is Michael T. Pugh.
(2)	These amounts represent the exclusions and inclusions of certain amounts for the CEO as set forth in the table below.
(3)	The individuals comprising the Non-CEO NEOs for the year ended March 31, 2023 are Christina L. Maier and Isaac Torres. The individuals comprising the Non-CEO NEOs for the year ended March 31, 2022 are Christina L. Maier and Isaac Torres.
(4)	These amounts represent the exclusions and inclusions of certain amounts for the Non-CEO NEOs as set forth in the table below.

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the CEO and the Non-CEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

	Summary			Compensation
Year Ended	Compensation Table	Exclusion of Stock	Inclusion of Equity	Actually Paid to
3/31	Total for CEO ($)	Awards for CEO ($)	Awards for CEO ($)	CEO ($)
2023	$514,620	$39,900	$5,850	$480,570
2022	$455,538	—	$(95,050)	$360,488

	Average Summary			Average
	Compensation Table	Average Exclusion of	Average Inclusion of	Compensation
Year Ended	Total for Non-CEO	Stock Awards for	Equity Awards for	Actually Paid to
3/31	NEOs ($)	Non-CEO NEOs ($)	Non-CEO NEOs ($)	Non-CEO NEOs ($)
2023	$247,118	$11,970	$(4,940)	$230,208
2022	$238,426	—	$(22,910)	$215,516

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

	Year-End Fair		Change in Fair
	Value of Equity	Change in Fair	Value from Last	Value of Dividends
	Awards Granted	Value from Last	Day of Prior Year	or Other Earnings
	During Year That	Day of Prior Year	to Vesting Date of	Paid on Stock or
	Remained	to Last Day of	Unvested Equity	Option Awards
	Unvested as of	Year of Unvested	Awards that	Not Otherwise	Total - Inclusion of
Year Ended	Last Day of Year	Equity Awards for	Vested During	Included for	Equity Values for
3/31	for CEO ($)	CEO ($)	Year for CEO ($)	CEO ($)	CEO ($)
2023	$39,900	$(17,675)	$(16,375)	—	$5,850
2022	—	$(71,400)	$(23,650)	—	$(95,050)

	Average Year-End Fair		Average Change in Fair	Average Value of
	Value of Equity	Average Change in Fair	Value from Last	Dividends
	Awards Granted	Value from Last	Day of Prior Year	or Other Earnings
	During Year That	Day of Prior Year	to Vesting Date of	Paid on Stock or
	Remained	to Last Day of	Unvested Equity	Option Awards	Total - Average
	Unvested as of	Year of Unvested	Awards that	Not Otherwise	Inclusion of
	Last Day of Year	Equity Awards	Vested During	Included	Equity Values for
Year Ended	for Non-CEO	for Non-CEO	Year for Non-CEO	for Non-CEO	for Non-CEO
3/31	NEOs ($)	NEOs ($)	NEOs ($)	NEOs ($)	NEOs ($)
2023	$11,970	$(15,050)	$(1,860)	—	$(4,940)
2022	—	$(37,460)	$14,730	—	$(22,910)

Relationship Between Compensation Actually Paid and Performance Measures

We believe the tables above demonstrate the alignment between the compensation actually paid to our NEOs and the Company’s performance measures.

The following charts provide the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our other NEOs, the Company’s total TSR, and the Company’s net loss over the two most recently completed fiscal years.

Compensation Actually Paid vs. TSR
Compensation actual paid to CEO (In Thousands)
Compensation actual paid to Non-CEO NEO (In Thousands)
Thousands
$600
$500
$400
$300
$200
$100
$0
$360
$216
$481
$230
2022
2023
$150
$125
$100
$75
$50
$25
$0
TSR Indexed in hundreds

Benefit Plans

401(k) Savings Plan. Carver maintains a 401(k) Savings Plan (“401(k) Plan”) with a profit-sharing feature for all eligible employees of Carver. Carver matched contributions to the 401(k) Plan equal to 100% of pre-tax contributions made by each employee up to a maximum of 3% of their pay, subject to IRS limitations. Carver suspended the matching contributions from November 2020 through December 2021. In January 2021, Carver reinstated the matching contributions with an increase to the match contributions to 4%. All such matching contributions are fully vested and non-forfeitable at all times regardless of the years of service with the Bank. Carver employees will be eligible to participate upon their hire date. To be eligible to enroll, the employee must be 21 years of age. Under the profit-sharing feature of the plan, if the Bank achieves a minimum of 70% of its fiscal year performance goal, the Compensation Committee may authorize a non-elective contribution to the 401(k) Plan on behalf of each eligible employee of up to 2% of the employee’s annual pay, subject to IRS limitations. This non-elective contribution, if made, is awarded regardless of whether the employee makes voluntary contributions to the 401(k) Plan. Non-elective Company contributions vest 20% each year for the first five years of employment and are fully vested thereafter. To be eligible for the non-elective company contribution, the employee must be 21 years of age, have completed at least one year of service and be employed on the last day of the plan year, currently December 31, or have terminated employment for death, disability or retirement. Carver did not award a non-elective contribution for the 401(k) Plan year that ended December 31, 2022.

Director Compensation

Carver’s directors are paid an annual cash retainer of $20,000 to serve as a Director of both Carver and Carver Federal and receive a meeting fee of $1,000 for Board Meetings attended. The chairs of the Asset Liability and Interest Rate Risk and Finance and Audit committees receive an annual retainer of $8,000 and a meeting fee of $800. The chairs of the remaining committees receive an annual retainer of $4,000. The committee members of the Compensation, Institutional Strategy and Nominating and Corporate Governance, including the chairs thereof receive $600 per committee meeting attended. The Non-Executive Chairperson is paid a quarterly cash retainer of $17,500 ($70,000 per year) to serve as Chairperson of both Carver and Carver Federal and does not receive a meeting fee for Board Meetings attended. As chair of the Compliance Committee, he also receives an annual retainer of $8,000. Upon shareholder approval of new directors, the Compensation Committee may approve a grant of 1,000 shares of restricted stock and 1,000 stock options, which vest pursuant to Carver’s incentive plan in effect at the time of the grant. Pazel G. Jackson, Jr. received a restricted stock award in April 2022 pursuant to Carver’s Equity Plan.

The following table sets forth information regarding compensation earned by the non-employee directors of Carver during the fiscal year ended March 31, 2023.

DIRECTOR COMPENSATION AT MARCH 31, 2023

						Change in
						pension
	Fees					value and
	earned				Non-equity	nonqualified
	or paid	Stock		Option	incentive plan	deferred	All other
	in cash	awards		awards	compensation	compensation	compensation	Total
Name	($)	($)		(S)	($)	earnings	($)	($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)
Pazel G. Jackson, Jr.	68,100	34,200	(1)	—	—	—	—	102,300
Robin L. Nunn	35,600	—		—	—	—	—	35,600
Lewis P. Jones III	78,000	—		—	—	—	—	78,000
Colvin W. Grannum	61,700	—		—	—	—	—	61,700
Kenneth J. Knuckles	49,300	—		—	—	—	—	49,300
Craig C. MacKay	46,400	—		—	—	—	—	46,400
Jillian E. Joseph	47,200	—		—	—	—	—	47,200

(1)	This amount represents a restricted stock award granted to Director Jackson. The stock award was granted on April 25, 2022 at a per share fair value of $6.84 as determined under ASC Topic 718.

Impact of Accounting and Tax on the Form of Compensation

The Compensation Committee and Carver consider the accounting and tax (individual and corporate) consequences of the compensation plans prior to making changes to the plans. The Compensation Committee has considered the impact of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 718 (formerly SFAS No. 123(R), on Carver’s use of equity incentives as a key retention tool.

As part of its role, the Compensation Committee also reviews and considers sections of the Internal Revenue Code (“IRC”), including but not limited to, Golden Parachutes Under IRC Section 280G and the deductibility of executive compensation under Section 162(m) which limits deduction of compensation paid to Named Executive Officers to $1,000,000 unless the compensation is “qualified performance-based compensation.” This applies to base salary, all cash incentive plans, and equity grants other than stock options. For the fiscal year ended March 31, 2023, no employee received taxable compensation in excess of $1,000,000 and therefore, deductibility of compensation was not limited by these sections of the IRC.

In December 2017, the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) was enacted. Under the Tax Act, the qualified performance-based compensation exception to IRC 162(m) was repealed, effective for tax years commencing on or after January 1, 2018. Accordingly, effective as of the fiscal year ending March 31, 2023, compensation to our Named Executive Officers in excess of $1,000,000 is generally not deductible.

Option Granting Practices

The timing of Carver’s option grants has historically been and continues to be determined upon appointment to the Board, upon hire, or in conjunction with incentive grants after Carver’s fiscal year end and approved by the Compensation Committee. In fiscal year 2023, no options were granted to Named Executive Officers.

Ownership Guidelines

Carver regularly reviews the ownership levels of its directors and officers and has not established minimum stock ownership guidelines for Carver’s directors and the Named Executive Officers.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information about the shares of Voting Stock authorized by Carver for issuance under equity compensation plans as of March 31, 2023.

Plan Category	Number of securities to be issued upon exercise of Outstanding options, warrants and Rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	6,600	$5.29	243,400
Equity compensation plans not approved by security holders	—	—	—
Total	6,600	$5.29	243,400

(1)          Note: Shares have been adjusted to reflect Carver’s 1-for-15 reverse stock split, effective October 27, 2011.

Carver’s Stock Incentive Plans do not provide for re-pricing of stock options, which is the cancellation of shares in consideration of the exchange for other stock options to be issued at a lower price, and Carver has not acted to re-price stock options.

ADDITIONAL INFORMATION

Date for Submission of Stockholder Proposals

To be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Carver’s executive office, 75 West 125th Street, New York, New York 10027, no later than March 30, 2024.

Under new SEC Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the Company’s annual meeting of stockholders to be held in 2024 must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. This deadline is July 16, 2024.

Notice of Business to be Conducted at Annual Meeting

Carver’s Bylaws provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to Carver’s Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to the Corporate Secretary of Carver. To be timely, a stockholder’s notice must be delivered to or received by the Corporate Secretary not later than the following dates: (1) with respect to an annual meeting of stockholders, 60 days in advance of such meeting, if such meeting is to be held on a day which is within 30 days preceding the anniversary of the previous fiscal year’s annual meeting, or 90 days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous fiscal year’s annual meeting; and (2) with respect to an annual meeting of stockholders held at a time other than within the time periods set forth in the immediately preceding clause, the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders. Notice shall be deemed to be first given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by Carver with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A stockholder’s notice to the Corporate Secretary of Carver shall set forth such information as required by the Bylaws of Carver. Nothing in this paragraph shall be deemed to require Carver to include in its proxy statement and proxy card relating to an annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See “Date for Submission of Stockholder Proposals.”

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Under this procedure, if stockholders have the same address and last name, do not participate in electronic delivery of proxy materials and have requested householding in the past, they will receive only one copy of our Notice and, as applicable, a printed annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies.

If any stockholders in your household wish to receive a separate Notice, and if applicable, annual report and proxy statement, they may contact their broker or contact us at: Carver Bancorp Inc., 75 West 125th Street, New York, New York 10027, Attention: Corporate Secretary, or contact us at (212) 360-8860. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple Notices, annual reports and proxy statements by contacting us.

Other Matters

As of the date of this proxy statement, the Board of Directors does not know of any other matters to be brought before the stockholders at the Annual Meeting. However, if any other matters not now known are properly brought before the Annual Meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment.

Annual Report to Stockholders

The Annual Report to Stockholders for the fiscal year ended March 31, 2023, containing financial statements as of March 31, 2023 and March 31, 2022 and for each of the years in the two-year period ended March 31, 2023, prepared in conformity with generally accepted accounting principles, is being made available to stockholders with this Proxy Statement. The consolidated financial statements have been audited by BDO USA, LLP whose report thereon is included in the Annual Report for the fiscal year ended March 31, 2023.

The Annual Report for the fiscal year ended March 31, 2023 includes a copy of Carver’s annual report on Form 10-K for the fiscal year ended March 31, 2023, as filed with the SEC. Stockholders may obtain, free of charge, a copy of such annual report (excluding exhibits) by writing to Isaac Torres, SVP, General Counsel and Corporate Secretary, Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027, or by telephoning (212) 360-8860. The annual report on Form 10-K for fiscal year 2023 is also available on Carver’s website at www.carverbank.com and on the SEC website at www.sec.gov.

By Order of the Board of Directors

/s/ Isaac Torres
Isaac Torres
SVP, General Counsel and Corporate Secretary

New York, New York

July 28, 2023

To Assure That Your Shares Are Represented at the Annual Meeting,

Please Submit a Proxy to Vote at the Annual Meeting by Following the Instructions on the
Notice, via the Internet, by Telephone, or (If You Have Received Paper Copies of the Proxy
Materials) by Returning a Proxy Card

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V21005-P97296 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. CARVER BANCORP, INC. 75 WEST 125TH STREET NEW YORK, NY 10027-4512 ATTN: ISAAC TORRES NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 2. To ratify the appointment of BDO USA, LLP as independent auditors for Carver for the fiscal year ending March 31, 2024. 3. Advisory (non-binding) approval of the compensation of our named executive officers as described in the proxy statement. CARVER BANCORP, INC. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2 and 3. 1. To elect three directors, each to serve for a three-year term and until their respective successors have been elected and qualified. 01) Colvin W. Grannum 02) Lewis P. Jones III 03) Craig C. Mackay Nominees: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on September 13, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CARV2023 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on September 13, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V21006-P97296 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. CARVER BANCORP, INC. Annual Meeting of Shareholders September 14, 2023 10:00 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Lewis P. Jones III and Michael T. Pugh, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CARVER BANCORP, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders, which will be a completely virtual meeting conducted via live webcast to be held at 10:00 AM, ET on September 14, 2023, at www.virtualshareholdermeeting.com/CARV2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF PROPERLY SIGNED, BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN ITEM 1 AND "FOR" THE PROPOSALS LISTED IN ITEMS 2 AND 3. If any other matters properly come before the Annual Meeting, the Proxy Committee will vote the shares represented by all properly executed proxies on such matters using their best judgement. As of the date of the proxy statement, Carver Bancorp, Inc.'s management is not aware of any other such business. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of the Proxy Committee and previously submitted proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Continued and to be signed on reverse side